EATON VANCE TAX-MANAGED GLOBAL SMALL-CAP FUND

Supplement to Summary Prospectus dated March 1, 2015 as revised September 15, 2015

The following replaces “Fees and Expenses of the Fund”:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.   You may qualify for a reduced sales charge if you invest, or agree to invest over a 13-month period, at least $50,000 in Eaton Vance Funds.  More information about these and other discounts is available from your financial intermediary and in Sales Charges beginning on page 37 of the Fund's Prospectus and page 24 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset value at purchase or redemption)	None	1.00%	None

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)(1)	Class A	Class C	Class I
Management Fees(2)	0.90%	0.90%	0.90%
Distribution and Service (12b-1) Fees	0.25%	1.00%	n/a
Other Expenses	0.46%	0.46%	0.46%
Total Annual Fund Operating Expenses	1.61%	2.36%	1.36%
Expense Reimbursement(1)(2)	(0.21)%	(0.21)%	(0.21)%
Total Annual Fund Operating Expenses After Expense Reimbursement	1.40%	2.15%	1.15%

(1)

Expenses in the table above and the Example below reflect the expenses of the Eaton Vance Tax-Managed Global Small-Cap Fund (formerly Eaton Vance Tax-Managed Small-Cap Value Fund) and the Tax-Managed Global Small-Cap Portfolio (formerly Tax-Managed Small-Cap Value Portfolio) (the “Portfolio”), the Fund’s master Portfolio.  “Management Fees” reflect a fee reduction agreement to the Portfolio’s investment advisory agreement effective March 1, 2014, and “Management Fees” and “Expense Reimbursement” have been restated to reflect the fees as if the Portfolio’s revised advisory fee was in effect for the Fund’s full fiscal year ended October 31, 2014.

(2)

The administrator and sub-adviser have agreed to reimburse the Fund’s expenses to the extent that Total Annual Fund Operating Expenses exceed 1.40% for Class A shares, 2.15% for Class C shares and 1.15% for Class I shares.  This expense reimbursement will continue through February 28, 2017.  Any amendment to or termination of this reimbursement would require approval of the Board of Trustees.  The expense reimbursement relates to ordinary operating expenses only and does not include expenses such as: brokerage commissions, acquired fund fees and expenses of unaffiliated funds, interest expense, taxes or litigation expenses.  Amounts reimbursed may be recouped by the administrator and sub-adviser during the same fiscal year to the extent actual expenses are less than the contractual expense cap during such year.

Example.  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Expenses with Redemption				Expenses without Redemption
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A shares	$709	$1,034	$1,382	$2,360	$709	$1,034	$1,382	$2,360
Class C shares	$318	$716	$1,241	$2,680	$218	$716	$1,241	$2,680
Class I shares	$117	$410	$725	$1,617	$117	$410	$725	$1,617

January 4, 2016	20615 1.4.16